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						         File Number: 333-138560
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933

                                                                 October 1, 2018


                      PIONEER FLEXIBLE OPPORTUNITIES FUND


          SUPPLEMENT TO THE PROSPECTUS, SUMMARY PROSPECTUS AND STATEMENT
              OF ADDITIONAL INFORMATION, EACH DATED MARCH 1, 2018

Effective October 1, 2018, Amundi Pioneer is making the following changes regarding the fund's expenses.

NEW MANAGEMENT FEE BREAKPOINTS


MANAGEMENT FEE

The fund pays Amundi Pioneer a fee for managing the fund and to cover the cost of providing certain services to the fund. Amundi Pioneer's annual fee (excluding assets invested in the Subsidiary and on which the Subsidiary pays a management fee at the same rates) is equal to 0.70% of the fund's average daily net assets up to $1 billion, 0.675% of the next $1 billion of the fund's average daily net assets and 0.65% of the fund's average daily net assets over $2 billion. The fee is accrued daily and paid monthly.



















                                                                   31271-00-1018
                                (Copyright)2018 Amundi Pioneer Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC